Exhibit 10.1

AMENDMENT TO CONFIRMATION

THIS AMENDMENT (this “Amendment”) is made as of July 31, 2008 between Citibank, N.A. (“Citibank”) and PartnerRe Ltd. (“Counterparty”).

WHEREAS, Citibank and Counterparty are parties to a Confirmation dated as of October 25, 2005 (the “Confirmation”), evidencing the transaction with the Transaction Reference Number E05-01958 to E05-01997;

WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Terms Used but Not Defined Herein.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

Section 2.  Amendment to the Confirmation.  The Transaction shall be split into two Transactions (the “2008 Transaction” and the “2010 Transaction”, respectively), each with terms identical to those of the original Transaction, except that:

(a)	The Number of Shares in the aggregate for all Tranches of each of the 2008 Transaction and the 2010 Transaction shall be 3,366,295.

(b)
Section 14(d) of the Confirmation and Section 9(d) of Annex A to the Confirmation shall be amended for each of the 2008 Transaction and the 2010 Transaction by replacing the number 10,000,000 therein with the number 5,000,000.

(c)	The following amendments shall be applicable only with respect to the 2010 Transaction:

(i)           The “Forward Cap Price” under Section 3 of the Confirmation shall be USD84.51.

(ii)
The “Periodic Payment Dates” under Section 4 of the Confirmation shall be amended by (i) adding the punctuation “,” immediately after the date “July 28, 2008” in the fourth line thereof and (ii) replacing the phrase “and September 25, 2008” in the fourth and fifth lines thereof with the phrase “October 27, 2008, January 26, 2009, April 27, 2009, July 27, 2009, October 26, 2009, January 25, 2010 and April 26, 2010”.

(iii)	The “Valuation Date” under Section 5 of the Confirmation shall be amended by replacing the date “September 26, 2008” in the first line thereof with the date “April 28, 2010”.

(iv)	The “Final Disruption Date” under Section 5 of the Confirmation shall be July 16, 2010.

(v)
The second introductory paragraph under Annex A to the Confirmation shall be amended by adding the phrase “, as amended from time to time” immediately after the parenthetical “(“Citibank”)” in the third line thereof.

(vi)	The “Final Disruption Date” under Section 2 of Annex A to the Confirmation shall be August 25, 2010.

(vii)
The first introductory paragraph under Annex B to the Confirmation shall be amended by adding the phrase “, as amended from time to time,” immediately after the parenthetical “(“Pledgor”)” in the third line thereof.

(d)	For the avoidance of doubt, all references in the Confirmation to the “Transaction” shall be deemed to be references to each of the 2008 Transaction and the 2010 Transaction as the context requires.

Section 3.  Payment.  On September 25, 2008, Counterparty shall pay Citibank an amount equal to USD87,850.

Section 4.  Representations.  Each of the parties hereto represents that (i) it has all necessary corporate power and authority to execute, deliver and perform its obligations contemplated by this Amendment, (ii) such execution, delivery and performance have been duly authorized by all necessary corporate action, and this Amendment has been duly and validly executed and delivered and constitutes its valid and binding obligation, enforceable against it in accordance with its terms hereunder, and (iii) this Amendment will not conflict with any agreement or instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound.

Section 5.  Effectiveness.  This Amendment shall become effective upon execution by the parties hereto.

Section 6.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

Section 8.  Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 9.  Effectiveness of Confirmation.  Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

PARTNERRE LTD.

By:	/s/ Albert Benchimol
Name:	Albert Benchimol
Title:	EVP & Chief Financial Officer

Agreed and accepted by:

CITIBANK, N.A.

By:	/s/ Herman Hirsch
Authorized Signatory